UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

KURA ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37620	61-1547851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 High Bluff Drive, Suite 400, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 500-8800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KURA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendment to Amended and Restated 2014 Equity Incentive Plan

On September 26, 2022, our Board of Directors (the “Board”), upon the recommendation of the Compensation Committee of our Board (the “Compensation Committee”), approved the amendment of our Amended and Restated 2014 Equity Incentive Plan (the “Plan”), subject to approval by our stockholders at our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), to, among other things, increase the aggregate number of shares of our common stock (the “Common Stock”) that may be issued pursuant to Stock Awards (as defined in the Plan) by 1,459,800 shares (the “Plan Amendment”).

Performance-Based Restricted Stock Unit Grants

On September 26, 2022, the Compensation Committee approved the grant of performance-based restricted stock units (each, a “PSU”) under the Plan to our executive officers (other than Troy E. Wilson, Ph.D., J.D., our President and Chief Executive Officer) and, on September 26, 2022, the Board, based on the recommendation of the Compensation Committee, approved the grant of a PSU to Dr. Wilson, which PSUs are effective as of October 3, 2022 and contingent upon stockholder approval of the Plan Amendment at the 2023 Annual Meeting. The following table sets forth the number of shares of Common Stock underlying the PSU grants to our executive officers:

Name	Title	Shares of Common Stock Subject to PSU
Troy E. Wilson, Ph.D., J.D.	Chairman, President and Chief Executive Officer	547,500
Teresa Bair, J.D.	Chief Legal Officer and Secretary	146,700
Stephen Dale, M.D.	Chief Medical Officer	247,500
Kirsten Flowers	Chief Commercial Officer and Chief Corporate Strategy Officer	146,700
Kathleen Ford	Chief Operating Officer	146,700

Each such PSU will vest as follows: 1/6th of the shares vest upon Board certification of approval by the U.S. Food and Drug Administration of a New Drug Application in the relapsed acute myeloid leukemia (“AML”) setting for ziftomenib (the “NDA Milestone”), 1/6th of the shares vest upon the one year anniversary of the NDA Milestone, 1/6th of the shares vest upon Board certification of the initiation of a registration-enabling trial of ziftomenib in combination with standard of care treatment in AML (the “Registration-Enabling Milestone”), 1/6th of the shares vest upon the one year anniversary of the Registration-Enabling Milestone, 1/6th of the shares vest upon Board certification of the initiation of a Phase 2 study of a proprietary farnesyl transferase inhibitor plus another targeted therapy (the “Phase 2 Milestone”) and 1/6th of the shares vest upon the one year anniversary of the Phase 2 Milestone, in each case subject to the respective executive officer’s continued service with us as of each such vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KURA ONCOLOGY, INC.

Date: September 29, 2022	By:	/s/ Teresa Bair
Teresa Bair
Chief Legal Officer